Exhibit 99.1

                   GUM TECH INTERNATIONAL, INC. AND SUBSIDIARY
                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS


                                                                            PAGE
                                                                            ----
Proforma Condensed Financial Statements Summary of Presentation              F-2

Proforma Condensed Balance Sheet as of June 30, 2001                         F-3

Proforma Condensed Statement of Operations for the six months
  ended June 30, 2001                                                        F-5

Proforma Condensed Statement of Operations for the year
  ended December 31, 2000                                                    F-7

Notes to Proforma Condensed Financial Statements                             F-8

                   GUM TECH INTERNATIONAL, INC. AND SUBSIDIARY
              PROFORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


The following unaudited proforma condensed consolidated financial statements gives effect to the sale of selected assets of Gum Tech International, Inc.'s (the "Company's") gum business to Wm. Wrigley Jr. Company ("Wrigley"). The proforma condensed consolidated financial statements are based on the Company's historical financial statements and estimates and assumptions set forth below.

The proforma condensed consolidated balance sheet as of June 30, 2001 gives effect to the sale of selected assets of the Company's gum business to Wrigley as if the sale took place on June 30, 2001.

The proforma condensed consolidated statement of operations for the six months ended June 30, 2001 includes the sale of selected assets of the Company's gum business as if the transaction was completed at the beginning of the year.

The proforma condensed consolidated statement of operations for the year ended December 31, 2000 includes the sale of selected assets of the Company's gum business as if the transaction was completed at the beginning of the year.

Proforma adjustments are based upon preliminary estimates, available information and certain assumptions that management deems appropriate. The unaudited proforma financial information presented herein is not necessarily indicative of the results of operations or financial position that the Company would have obtained had such events occurred at the beginning of the year, as assumed, or of the future results of the Company. The proforma financial statements should be read in conjunction with the historical financial statements and notes thereto included in the Company's Annual Report on Form 10-K/A filed June 13, 2001 for the year ended December 31, 2000.

                   GUM TECH INTERNATIONAL, INC. AND SUBSIDIARY
                  PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                  JUNE 30, 2001

                                     ASSETS

                                                               Proforma              Proforma
                                                              Adjustments            Combined
                                                              ------------         ------------
Current Assets:
  Cash and cash equivalents               $  4,227,148        $ 22,900,000(1)      $ 28,629,024
                                                                 1,501,876(2)
  Accounts receivable                        1,040,695                  --            1,040,695
  Accounts receivable - other                       --           1,000,000(1)         1,000,000
  Inventories                                1,408,515                  --            1,408,515

  Prepaid expenses and other                   111,658                  --              111,658
  Note receivable                              150,000                  --              150,000
  Assets of discontinued operations          5,503,374          (5,503,374)(1)               --
                                          ------------        ------------         ------------

       Total Current Assets                 12,441,390          19,898,502           32,339,892
                                          ------------        ------------         ------------
Property and Equipment, at cost:
  Office furniture and equipment                55,926                  --               55,926
  Leasehold improvements                         2,112                  --                2,112
                                          ------------        ------------         ------------
                                                58,038                  --               58,038
  Less accumulated depreciation                (23,221)                 --              (23,221)
                                          ------------        ------------         ------------

       Net Property and Equipment               34,817                  --               34,817
                                          ------------        ------------         ------------
Other Assets:
  Deposits and other assets                    885,992                  --              885,992
                                          ------------        ------------         ------------

       Total Other Assets                      885,992                  --              885,992
                                          ------------        ------------         ------------

       Total Assets                       $ 13,362,199        $ 19,898,502         $ 33,260,701
                                          ============        ============         ============

                     The accompanying notes are an integral
       part of these proforma condensed consolidated financial statements.

                   GUM TECH INTERNATIONAL, INC. AND SUBSIDIARY
                  PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                  JUNE 30, 2001

                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                                            Proforma            Proforma
                                                                           Adjustments          Combined
                                                                           ------------        ------------
Current Liabilities:
  Accounts payable and accrued expenses                $  2,835,178        $    400,000(1)     $  3,235,178
  Customer deposits                                         233,422                  --             233,422
  Sales returns and allowances                              466,911                  --             466,911
  Notes payable                                           1,000,000                  --           1,000,000
                                                       ------------        ------------        ------------

       Total Current Liabilities                          4,535,511             400,000           4,935,511
                                                       ------------        ------------        ------------

Minority interest in consolidated affiliate                (851,047)                 --            (851,047)
                                                       ------------        ------------        ------------

Commitments and Contingencies                                    --                  --                  --

Stockholders' Equity:
  Preferred stock                                                --                  --                  --
  Common stock                                           31,618,775           1,501,876(2)       33,120,651
  Additional paid in capital                              3,701,529                  --           3,701,529
  Accumulated deficit                                   (25,642,569)         17,996,626(1)       (7,645,943)
                                                       ------------        ------------        ------------

       Total Stockholders' Equity                         9,677,735          19,498,502          29,176,237
                                                       ------------        ------------        ------------

       Total Liabilities and Stockholders' Equity      $ 13,362,199        $ 19,898,502        $ 33,260,701
                                                       ============        ============        ============

                     The accompanying notes are an integral
       part of these proforma condensed consolidated financial statements.

                   GUM TECH INTERNATIONAL, INC. AND SUBSIDIARY
             PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2001

                                                                             Proforma           Proforma
                                                                            Adjustments         Combined
                                                                            -----------        -----------
Net sales                                                $ 7,845,520        $        --          7,845,520

Cost of sales                                              2,095,691                 --          2,095,691
                                                         -----------        -----------        -----------

     Gross Profit                                          5,749,829                 --          5,749,829

Operating expenses                                         8,091,066                 --          8,091,066
Research and development                                     234,191                 --            234,191
                                                         -----------        -----------        -----------

     Income (Loss) From Operations                        (2,575,428)                --         (2,575,428)
                                                         -----------        -----------        -----------
Other Income (Expense):
  Interest and other income                                   64,913                 --             64,913
  Interest expense                                           (64,909)                47(4)         (64,862)
                                                         -----------        -----------        -----------

     Total Other Income (Expense)                                  4                 47                 51
                                                         -----------        -----------        -----------
Income (Loss) Before Provision For Income Taxes and
 Minority Interest                                        (2,575,424)                47         (2,575,377)

Provision for income taxes                                        --                 --                 --
Minority interest in earnings (loss) of consolidated
 affiliate                                                  (743,500)                --           (743,500)
                                                         -----------        -----------        -----------

Net Income (Loss) From Continuing Operations              (1,831,924)                47         (1,831,877)

Discontinued Operations:
  Loss from discontinued operations                         (124,052)           124,052(3)              --
                                                         -----------        -----------        -----------

Net Income (Loss)                                         (1,955,976)           124,099         (1,831,877)

Preferred stock dividends                                         --                 --                 --
                                                         -----------        -----------        -----------

Net Income (Loss) Applicable to Common Shareholders      $(1,955,976)       $   124,099        $(1,831,877)
                                                         ===========        ===========        ===========

                     The accompanying notes are an integral
       part of these proforma condensed consolidated financial statements.

                   GUM TECH INTERNATIONAL, INC. AND SUBSIDIARY
             PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2001
                                   (CONTINUED)

                                                                    Proforma       Proforma
                                                                   Adjustments     Combined
                                                                   -----------    -----------
Net Income (Loss) Per Share of Common Stock:
 Basic:
  Weighted Average Number of Common Shares
   Outstanding                                        9,157,033                     9,357,033
  Net Income (Loss) Per Share of Common Stock:
   Continuing operations                            $     (0.20)                  $     (0.20)
   Discontinued operations                                (0.01)                           --
                                                    -----------                   -----------

        Net Loss                                    $     (0.21)                  $     (0.20)
                                                    ===========                   ===========
 Diluted:
  Weighted Average Number of Common Shares
   Outstanding                                        9,157,033                     9,357,033
  Net Income (Loss) Per Share of Common Stock:
   Continuing operations                            $     (0.20)                  $     (0.20)
   Discontinued operations                                (0.01)                           --
                                                    -----------                   -----------

        Net Loss                                    $     (0.21)                  $     (0.20)
                                                    ===========                   ===========

                     The accompanying notes are an integral
       part of these proforma condensed consolidated financial statements.

                   GUM TECH INTERNATIONAL, INC. AND SUBSIDIARY
             PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                             Proforma             Proforma
                                                                            Adjustments           Combined
                                                                            ------------        ------------
Net sales                                                 $ 13,377,889      $ (2,560,603)(3)    $ 10,817,286

Cost of sales                                                7,151,903        (3,740,999)(3)       3,410,904
                                                          ------------      ------------        ------------

     Gross Profit                                            6,225,986         1,180,396           7,406,382

Operating expenses                                          16,753,166          (992,893)(3)      15,760,273
Research and development                                       782,383          (348,823)(3)         433,560
                                                          ------------      ------------        ------------

     Income (Loss) From Operations                         (11,309,563)        2,522,112          (8,787,451)
                                                          ------------      ------------        ------------
Other Income (Expense):
  Interest and other income                                    274,225                --             274,225
  Other income                                                 698,138          (688,859)(3)           9,279
  Interest expense                                            (458,460)           25,223 (4)        (433,237)
                                                          ------------      ------------        ------------

     Total Other Income (Expense)                              513,903          (663,636)           (149,733)
                                                          ------------      ------------        ------------
Income (Loss) Before Provision For Income Taxes and
 Minority Interest                                         (10,795,660)        1,858,476          (8,937,184)

Provision for income taxes                                       8,585                --               8,585
Minority interest in earnings (loss) of consolidated
 affiliate                                                  (2,667,165)               --          (2,667,165)
                                                          ------------      ------------        ------------

Net Income (Loss)                                           (8,137,080)        1,858,476          (6,278,604)

Preferred stock dividends                                       12,005                --              12,005
                                                          ------------      ------------        ------------

Net Income (Loss) Applicable to Common Shareholders       $ (8,149,085)     $  1,858,476        $ (6,290,609)
                                                          ============      ============        ============
Net Income (Loss) Per Share of Common Stock:
 Basic:
  Weighted Average Number of Common Shares Outstanding       8,906,635                             9,106,635
   Net Loss                                               $      (0.91)                         $      (0.69)

 Diluted:
  Weighted Average Number of Common Shares Outstanding       8,906,635                             9,106,635
   Net Loss                                               $      (0.91)                         $      (0.69)

                     The accompanying notes are an integral
       part of these proforma condensed consolidated financial statements.

                   GUM TECH INTERNATIONAL, INC. AND SUBSIDIARY
           NOTES TO UNAUDITED PROFORMA CONDENSED FINANCIAL STATEMENTS

1.   BASIS OF PRESENTATION

     On July 20, 2001, the Company sold substantially all of its assets related to its gum operations to Wrigley for $25,000,000 which consists of $24,000,000 in cash at closing and a holdback of $1,000,000 which is payable within sixty days after the closing date. The holdback is payable subject to any expenses paid by Wrigley to satisfy any Food and Drug Administration ("FDA") recommendations pursuant to an inspection of the Real Property by an inspector of the FDA under the rules and regulations of the FDA. The assets sold consist of the Company's manufacturing operations and certain other assets associated with its gum business, excluding cash and accounts receivable. The Agreement also provides for royalty payments on certain gum products.

     Under the arrangement, Wrigley also purchased 200,000 shares of the Company's common stock for investment purposes for $7.50938 per share (based on the average market price for a recently completed ten day trading period) for a total of $1,501,876.

     The proforma condensed consolidated balance sheet as of June 30, 2001 gives effect to the sale of selected assets of the Company's gum business to Wrigley as if the sale took place on June 30, 2001.

     The proforma condensed consolidated statement of operations for the six months ended June 30, 2001 and for the year ended December 31, 2000 includes the sale of selected assets of the Company's gum business as if the transaction was completed on January 1, 2000. The gain on sale of the gum business is not included in the proforma condensed statement of operations. The estimated gain on sale as if the sale took place on January 1, 2000 would have been approximately $17,500,000, which is net of estimated federal alternative minimum tax that would be due as a result of the gain on sale. There would be no regular income tax expense on the gain on sale as a result of the utilization of net operating loss carryovers.

2.   PROFORMA NET INCOME (LOSS) PER SHARE OF COMMON STOCK

     The proforma net income (loss) per share of common stock is based on the weighted average number of common shares outstanding during the period after giving effect to the sale of 200,000 shares of common stock to Wrigley.

3.   PROFORMA ADJUSTMENTS

     Adjustments to present the proforma condensed consolidated financial statements are as follows:

     1. Adjustment to record the sales proceeds for the sale of selected assets of the Company's gum business to Wrigley and to remove the assets sold as of June 30, 2001. Includes payment of estimated legal, appraisal, consulting and other estimated costs of the sale of approximately $1,100,000. Also includes an accrual of $400,000 for estimated federal alternative minimum tax that would be due as a result of the gain on sale.

     2. Adjustment to record the sale of 200,000 shares of the Company's common stock for $1,501,876 under the arrangement with Wrigley.

     3.   Adjustment to remove the operations of the gum business for the year.

     4. Adjustment to remove the interest expense incurred on the notes payable of the gum business. The notes are assumed to have been repaid at the beginning of the year for purposes of the statement of operations.